Exhibit 10.1

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

THIRD AMENDED AND RESTATED PRODUCT AND SERVICES SUPPLY AGREEMENT

THIS AMENDED AND RESTATED PRODUCT SERVICES AND SUPPLY AGREEMENT and Exhibits A, B, C and D thereto (the or this “Agreement”) is made and entered into as of August 6, 2008, (the “Effective Date”) by and between eDiets.com, Inc., a Delaware corporation, together with its affiliates, subsidiaries, successors in interest, entities it controls or entities under similar or common ownership (“EDI”), and PURFOODS, LLC, an Iowa limited liability company, together with its affiliates, subsidiaries, successors in interest, entities it controls or entities under similar or common ownership (“Purfoods”).

WHEREAS, EDI owns and/or manages internet web sites which, among other things, allow its users to search for and access health, nutrition, fitness, and lifestyle content on the Internet;

WHEREAS, Purfoods is a USDA approved producer and continental USA distributor of meals and snacks with extended shelf life whose components are fresh, frozen or frozen and thawed prior to shipment;

WHEREAS, the parties desire for Purfoods to supply a number of lines of meals and snacks, possibly incorporating meals and/or specific food items or products supplied by vendors other than Purfoods (“Items”), which will be incorporated into packages of meals (“Meals”) purchased by customers in what are currently 5 or 7 day increments (“Orders”) and marketed by EDI under the brands of EDI or its partners, as more fully set forth in Exhibit B attached hereto (the “Program”);

WHEREAS, the parties have entered into a Product and Services Supply Agreement dated August 11, 2005 and May 1, 2006 and amended on March 12, 2007, which this Agreement replaces in its entirety;

NOW, THEREFORE, in consideration of the foregoing, the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Supply of Items. Purfoods shall prepare, package and ship Items pursuant to orders received by Purfoods from EDI in accordance with the terms of this Agreement.

2.	Sales and Marketing. EDI and Purfoods have developed detailed meal programs. EDI will be responsible for all aspects of sales and marketing of such programs and will develop and underwrite all marketing efforts. EDI shall have sole authority to set prices for Items.

3.	Customer Data and Communications. EDI will have sole ownership of all customer data gained through the execution of the Program. Purfoods agrees that so long as EDI offers the Program, Purfoods will not use any such customer data except for the purposes of fulfilling its duties pursuant to this Agreement or at the direction of EDI or in cooperation with EDI in any joint marketing efforts undertaken by the parties.

4.	Order Placement

4.1.	Production Orders. Each Monday, by 9:00 a.m. EST, EDI will submit an order for production of Items based on EDI’s forecast of customer orders for the week beginning three weeks later (a “Production Order”).

4.1.1.	The minimum order for each Item will be 200 units.

4.1.2.	Unless, otherwise agreed by Purfoods on a case-by-case basis, the aggregate number of Items ordered may increase by 20% or decrease by 10% from the prior week’s amounts.

4.2.	Customer Orders. By 8 a.m. three (3) business days prior to each customer’s shipment date, EDI shall transfer to Purfoods, in the previously agreed electronic format, customer orders and other information required for order fulfillment (including exact Items ordered and shipping information) (a “Customer Order”). Purfoods shall deliver or make available to EDI the tracking numbers for each shipment. EDI may request that Orders or Items be sent to a third party fulfillment vendor in accordance with the provisions and conditions of paragraph 12.

4.3.	Inventory Control. Purfoods will store Items produced and will provide EDI with a current detailed schedule of Items produced, in inventory and shipped in an agreed format at the end of each business day. EDI will be responsible for monitoring inventory levels to ensure that sufficient Meal items are available to meet Customer Orders submitted by EDI. If Inventory of an Item is not available then Purfoods will not be required to ship the related Customer Order. Purfoods agrees to incur all expenses with respect to food waste created in the production of Items *** except any such food waste expenses which are directly the result of forecasting errors by EDI.

4.4.	EDI Supplied Items. EDI shall have the option to acquire and have delivered, at scheduled times during regular business hours, snack, sandwich and soup Items for use in fulfilling Customer Orders (“Client Supplied Items”). All Client Supplied Items will be provided in agreed upon packaging and produced by qualified suppliers.

5.	Payment. EDI’s payment obligation to Purfoods shall take effect when the Items contained in a Production Order submitted by EDI are placed into inventory by Purfoods. Payments by EDI will be made as follows:

5.1.	Production Order Invoices – When the Items from each Production Order are placed into inventory, Purfoods shall invoice EDI based on the unit Item prices included in Exhibit A, attached hereto.

5.2.	Production Adjustment Invoices – In order to produce Items in economically optimal amounts, Purfoods may produce additional units of Items up to the limit of an industry standard lot. On a weekly basis Purfoods will invoice EDI for the additional cost of such incremental units.

5.3.	Fulfillment Invoices – When all Customer Orders scheduled for shipment for a week have been shipped, Purfoods shall invoice EDI for all fulfillment costs and freight charges related to Customer Orders submitted by EDI in that week. Such costs are described in Exhibit B, attached hereto.

5.4.	EDI shall pay invoiced amounts by wiring funds to Purfoods’ account no later than 2:00 PM EST on the second business day following receipt of an invoice. Purfoods will have the right to cease production and shipment at any time if payments by EDI are not made when required.

6.	Deposit. EDI will maintain a deposit at Purfoods (the “Deposit”) in the amount of $150,000. Any amount in excess of the Deposit currently held by Purfoods will be refunded to EDI at the rate of $0.25 per Meal purchased beginning 90 days from the date the first Customer Order is shipped. The parties intend for the deposit to reasonably assure payment to Purfoods for Items which have been ordered by EDI but for which payment has not yet been remitted by EDI pursuant to the procedure explained above in Section 5. The deposit, subject to set off for any outstanding balance owed to Purfoods by EDI, will be returned to EDI upon termination of this Agreement.

7.	Reports; Inspections; Records.

7.1.	EDI and Purfoods will work together to create on-line reports, including those shown in Exhibit C attached hereto, accessible by password, that facilitate each party’s ability to fulfill their duties pursuant to this Agreement, provide timely and complete financial information and reporting, product customer demands due to media spending, and provide performance metrics for identifying operational and quality issues.

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.2.	EDI may, at its discretion and expense, for no more than two (2) days at a time, during normal business hours and in a manner that will not be disruptive to Purfoods’ operations, arrange for a mutually agreed upon independent third party inspector to inspect production and fulfillment processes, activities, ingredients and food items for safety and regulatory compliance. Purfoods shall provide reasonable cooperation and assistance to such inspector including allowing such inspector to take product samples as reasonably requested. EDI agrees that any information learned in such inspections will be used only for the purpose of evaluating the safety of Purfoods’ products and will be kept in strict confidence except when it is necessary to reveal such information in order to enforce its rights under this Agreement or as required by law.

7.3.	Purfoods represents and warrants that it conducts audits and/or inspections of its suppliers for the purpose of insuring food safety and regulatory compliance consistently with generally accepted industry standards and the applicable audit and inspection provisions of the EDI Supplier Requirements Manual (the “Manual”), as updated and sent to Purfoods from time to time.

8.	Shipping. Purfoods will ship Items from Monday to Friday in accordance with Customer Orders submitted by EDI. Included in Exhibit B is a schedule of shipping charges. Except with respect to shipments fulfilled by another vendor pursuant to paragraph 12, Purfoods will select and maintain the relationship with either FedEx or UPS as the freight carrier. The shipping cost of any special shipments requested by EDI will be billed direct to EDI’s shipping account. Purfoods agrees that EDI will be credited for the benefit of any rebates paid by shippers on a pro rata basis in direct relation to the shipping volumes created as a result of the Program.

9.	Customer Service. EDI will be responsible for all customer service interactions except issues related to fulfillment.

10.	Labeling. Purfoods will label Items with labels approved by the USDA and EDI. All perishable Items will be labeled to indicate that they are “best if consumed within two weeks of receipt”. With respect to other labels on packaging to identify the applicable food product, Purfoods will specify the physical dimensions and location of each brand identification label and EDI shall provide the graphic design and labels to be used thereon. Purfoods will specify the dimensions, location and design of each product identification label and each USDA nutritional information label.

11.	Items, Menus and Program Development. Items will be prepared pursuant to recipes and formulae developed jointly by EDI and Purfoods, provided that Purfoods shall have final authority, not to be unreasonably withheld, with respect to all decisions regarding recipes and menus.

11.1.	Original recipes provided by EDI will remain the property of EDI. All modified recipes will be the property of Purfoods.

11.2.	Any costs incurred by EDI for Item, Menu or Program Development will be paid by EDI.

11.3.	EDI will pay Purfoods for new Item development as follows:

11.3.1.	EDI will not be charged for Items which Purfoods has in current production and for which there is already a USDA label.

11.3.2.	EDI will be charged $500 per Item for Items which do not require development but for which there is not an approved USDA label.

11.3.3.	EDI will be charged $1500, plus the cost of test run production meals and requested samples, for the development of a new Item.

11.3.4.	EDI will be charged $3500, plus the cost of test run production meals and requested samples, for the development of a new Item that requires shelf testing.

11.3.5.	Amounts payable for new Item development will be invoiced when Purfoods has provided the formulation of such Item that meets the specifications outlined by EDI. Such amounts will be paid pursuant to the provisions of Section 5.4.

12.	Alternative Item and Fulfillment Suppliers. Subject to the requirements of Section 16.3, EDI will have the right to arrange for supply of Items and fulfillment of Items by suppliers other than Purfoods. EDI represents that, for the Term of the Agreement, it will provide Purfoods with a reasonable opportunity to continue in the role of supplying a significant number of Items for the Program if and for so long as it is commercially reasonable to do so. Furthermore, unless it is necessary for EDI to incorporate alternative suppliers at a higher ratio in order to fulfill the requirements of a meal delivery program through an “EDI B2B Customer” (defined below at Section 23.2), EDI agrees that it will order, for production and fulfillment by Purfoods, 75% of the first 6,000 Orders per week that it sells.

13.	Program Review. On the six month anniversary of this Agreement and each six months thereafter, the parties will arrange to meet, in a mutually convenient forum, in order to review and discuss all aspects of the Program and to evaluate any proposed mutually beneficial opportunities to improve the quality, growth potential or profitability related to any aspects of the Program.

14.	Representation and Warranties of Purfoods.

14.1.	Purfoods hereby represents and warrants to EDI that all Items shall be produced in compliance with USDA standards and USDA regular inspection as required under applicable law. All Items shall be produced in compliance with local health laws and regulations.

14.2.	Purfoods guarantees 100% customer satisfaction and that, if handled as directed, the shelf life of all Meals will not be less than fourteen (14) days from the date received by a customer. In particular, if a customer of the Program is dissatisfied as a result of an action or inaction of Purfoods related to the production or shipping of Meals, Purfoods will reship replacement Meals at no cost to EDI or such customer, or Purfoods may elect to issue a credit to EDI for the cost of such meals. Purfoods guarantees that it will fulfill customer orders at a level of consistency recognized as generally accepted in the meal delivery industry.

14.3.	Purfoods guarantees that, as of the date of shipment or delivery, each Meal is, on such date, (i) not adulterated or misbranded within the meaning of the Federal Food, Drug, and Cosmetic Act; (ii) not an article which may not, under the provisions of Section 404 or 505 of said Act, be introduced into interstate commerce; and (iii) not adulterated or misbranded within the meaning of or in violation of any disclosure or warning required under the pure food and drug or health, safety or environmental laws, regulations or ordinances of any state or other government authority which are applicable to such shipment or delivery.

14.4.	Purfoods represents and warrants that it has all licenses necessary to prepare, store, package and ship Meals in accordance with the terms of this Agreement and Purfoods represents, warrants and covenants that it will comply with all rules, regulations and/or other requirements of the USDA during the term of this Agreement.

14.5.	Purfoods represents and warrants that it shall adhere to the requirements directly related to food safety in the Manual and shall make commercially reasonable efforts to comply with other applicable requirements set forth in the Manual, as updated and sent to Purfoods from time to time. Purfoods acknowledges that, as of the Effective Date, it has received the current version of the Manual.

15.	Representations and Warranties of EDI

15.1.	EDI hereby covenants that it shall use commercially reasonable efforts to market and promote the Program.

16.	Indemnification and Insurance.

16.1.	Purfoods shall indemnify, defend and hold EDI and its owners, shareholders, directors, officers, employees, agents, representatives, successors and permitted assigns harmless from any and all claims, liabilities, demands, suits, damages or costs arising out of Purfoods performance under this Agreement including the loss and reasonable expenses (including, without limitation, attorney’s fees and costs), if any, incurred by EDI.

16.2.	Purfoods must obtain, and continuously maintain throughout the Term of this Agreement, at its own expense, an occurrence based Commercial General Liability Insurance Policy, including contractual liability, products/completed operations liability and advertising liability coverage endorsed to name EDI as an additional insured and with minimum limits of:

16.2.1.	$1,000,000 (one million dollars) Each Occurrence;

16.2.2.	$1,000,000 (one million dollars) General Aggregate; and

16.2.3.	$1,000,000 (one million dollars) Products/Completed Operations Aggregate.

16.2.4.	Umbrella Liability Insurance, for the amounts in excess of those set forth in paragraph A., above, with minimum limits of:

16.2.4.1.	$5,000,000 (five million dollars) Each Occurrence; and

16.2.4.2.	$5,000,000 (five million dollars) General Aggregate.

16.2.5.	All of these policies must contain Cross Liability Endorsements. Such policies shall be endorsed to provide that in the event of cancellation, non-renewal or material modification EDI shall receive thirty (30) days prior written notice thereof. Purfoods shall furnish EDI with certificates of insurance evidencing compliance with all insurance provisions set forth above prior to the commencement of first delivery of Meals.

16.3.	EDI shall indemnify, defend and hold Purfoods and its owners, members, directors, officers, employees, agents, representatives, successors and permitted assigns harmless from any and all claims, liabilities, demands, suits, damages or costs arising out of EDI’s performance under this Agreement or sales practices or other actions related to its sales of Meals, including the loss and reasonable expenses (including, without limitation, attorney’s fees and costs), if any, incurred by Purfoods. If, pursuant to Sections 4.5 and 12, EDI utilizes third party for the supply of Client Supplied Items or the manufacture or fulfillment of Items, EDI must obtain and will maintain during the applicable Term of this agreement, insurance providing protection to Purfoods similar to that provided by Purfoods pursuant to Section 16 above.

17.	Term. The term of this Agreement will begin on the Effective Date and will continue for a period of five (5) years (“Term”). This Agreement may be terminated by either party for any reason upon one hundred eighty (180) days written notice to the other party.

18.	Termination. This Agreement may be terminated as follows:

18.1.	Either party may terminate this Agreement if the other party materially breaches its obligations hereunder and such breach remains uncured for ninety (90) days following the notice to the breaching party of the breach.

18.2.	By mutual agreement between the parties in writing.

18.3.	Either party may terminate this Agreement, at any time, by written notice, in the event that the other party files a voluntary petition in bankruptcy or under any similar insolvency law; or a receiver is appointed for, or a levy or attachment is made against, substantially all of its assets, if any such petition is not dismissed or such receiver or levy or attachment is not discharged within ninety (90) days after the filing or appointment.

19.	Assignment of This Agreement. This Agreement and each party’s obligations hereunder are not assignable without the prior written consent of the non-assigning Party.

20.	No Hiring Of Personnel. During the term of this Agreement and during the one year period thereafter, each party agrees (i) not to, directly or indirectly, employ, engage or solicit (as an employee or consultant) on their own behalf or on behalf of others, any of the other party’s employees and or consultants, who are or were engaged by such other party during the term of this Agreement or otherwise cause, directly or indirectly, any of such persons to terminate or materially alter their relationship with such other party (such employees are collectively referred to as the “Employees”), (ii) not to, directly or indirectly, reveal the name or identity of any of the Employees to any third party for the purpose of such third party, directly or indirectly, employing, soliciting or engaging any of the Employees (as an employee or consultant), and (iii) not to refer any of the Employees to any third party for the purpose of such third party, directly or indirectly, employing, soliciting or engaging any of the Employees (as an employee or consultant).

21.	Confidentiality. During the term of this Agreement, each party (the “Disclosing Party”) may disclose Confidential Information (as defined below) to the other party (the “Recipient”). Recipient agrees that the Confidential Information it receives from the Disclosing Party will be kept strictly confidential and, except with the specific prior written consent of the Disclosing Party or as expressly otherwise permitted by the terms hereof, will not be disclosed to anyone. It is understood that the Recipient may disclose any of the Confidential Information to those of its employees, officers, directors, representatives or agents (collectively, “Representatives”) who require such material for the purpose of performing services for the Recipient; provided that such Representatives (i) shall be informed of the confidential nature of the Confidential Information; (ii) shall be provided with a copy of this letter agreement and shall agree in writing to be bound by the terms and conditions hereof as if they were a party hereto; and (iii) shall only be disclosed that portion of the Confidential Information required for performing such services (and in particular, EDI will not disclose any of the Exhibits to this agreement to anyone without a strict need to know such information). The Recipient agrees that it and its Representatives will not use any of the Confidential Information for any reason or purpose other than in connection with the business relationship with the Disclosing Party contemplated by this agreement. The Recipient also agrees to be responsible for enforcing the confidentiality of the Confidential Information and agrees to take such action, legal or otherwise, to the extent necessary to prevent any disclosure of the Confidential Information by any of its Representatives.

As used herein, the term “Confidential Information” shall mean any and all menus, recipes, pricing, product development, marketing, strategic plans, business plans, financial information, technical information, customer lists, names of suppliers, names of vendors, names of licensees, computer software, intellectual property, patents, trademarks, “know-how” or commercial, logistical, personnel or other information provided by the Disclosing Party to the Recipient concerning the business and affairs of the Disclosing Party that has been or may hereafter be provided orally or in writing or shown to the Recipient or its Representatives, irrespective of the form of the communication, by the Disclosing Party or its representatives or agents (including attorneys) and also includes all (i) notes, analyses, compilations, studies or other material prepared by Recipient or its Representatives and (ii) this agreement and the terms and provisions herein; provided, however, that the term “Confidential Information” does not include information that (a) is or becomes generally available to the public other than as a breach of this provision by the Recipient or its Representatives, (b) was within the possession of the Recipient or its Representatives prior to its being furnished by or on behalf of the Disclosing Party, provided that the source of such information was not known to the Recipient or its Representatives to be bound by a confidentiality agreement with the Disclosing Party or (c) becomes available to Recipient or its Representatives on a non-confidential basis from a source other than the Disclosing Party, provided that such source is not known to the Recipient or its Representatives to be bound by a confidentiality agreement with the Disclosing Party with respect to such information.

Upon notice from the Disclosing Party, the Recipient shall promptly deliver to the Disclosing Party all documents or other matter furnished by the Disclosing Party constituting Confidential Information, together with all copies thereof in the possession of Recipient or its Representatives without retaining a copy of any such material and the Recipient shall destroy any compilations, notes, analyses or other materials prepared internally or by its Representatives except for one copy which may be kept in its legal files to ensure compliance with this agreement. Notwithstanding the return of any Confidential Information, the parties will continue to be bound by the obligations under this letter agreement. Notwithstanding any other provisions of this agreement, each of the parties will be permitted to retain and use any information required to comply with the requirements of the IRS or its accounting firms standards for financial information.

If the Recipient or its Representatives is requested or required by a legal, regulatory or administrative body to disclose any of the Confidential Information, then the Recipient and its Representatives will promptly notify the Disclosing Party of such request or requirement so as to allow the Disclosing Party to seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this letter agreement. If in the absence of such protective order or waiver, the Recipient or its Representatives is nonetheless required to disclose the Confidential Information, then the Recipient or its Representatives may, without liability hereunder, disclose to such tribunal only that portion of the Confidential Information which counsel reasonably advises is required to be disclosed. In particular, however, EDI will use its best efforts to limit public or private disclosure of the key financial provisions of this agreement including all attached Exhibits.

The Parties understand and acknowledge that any disclosure or misappropriation of any of the others Confidential or Proprietary Information in violation of this Agreement will cause irreparable harm, the amount of which may be difficult to ascertain, and therefore agrees that each shall have the right to apply to a court of competent jurisdiction for specific performance and/or an Order restraining and enjoining any such further disclosure or breach and for such other relief as the Court shall deem appropriate. Such right shall be in addition to the remedies otherwise available at law or in equity. Both Parties expressly waive the defense that a remedy in damages will be adequate and any requirement in an action for specific performance or injunction for the posting of a bond.

22.	License.

22.1.	Trademark Ownership and License.

22.1.1.	EDI will retain all right, title and interest in and to its trademarks, service marks and trade names worldwide, including any goodwill associated therewith, subject to the limited license granted to Purfoods hereunder. Any use of any such trademarks by Purfoods shall inure to the benefit of EDI and Purfoods shall take no action that is inconsistent with EDI’s ownership thereof. Subject to the terms and conditions of this Agreement, EDI hereby grants to Purfoods a non-exclusive, worldwide license to use, reproduce, distribute, transmit and publicly display the EDI trademarks, service marks, logos and trade names (the “EDI Marks”) in accordance with this Agreement—to enable Purfoods to implement, promote and advertise the Program.

22.1.2.	Purfoods will retain all right, title and interest in and to its trademarks, service marks and trade names worldwide, including any goodwill associated therewith, subject to the limited license granted to EDI hereunder. Any use of any such trademarks by EDI shall inure to the benefit of Purfoods and EDI shall take no action that is inconsistent with Purfood’s ownership thereof. Subject to the terms and conditions of this Agreement, Purfoods hereby grants to EDI a non-exclusive, worldwide license to use, reproduce, distribute, transmit and publicly display the Purfoods trademarks, service marks, logos and trade names (the “Purfoods Marks”) in accordance with this Agreement—to enable EDI to implement, promote and advertise the Program.

22.1.3.	Upon the expiration or termination of this Agreement, each party will cease using the trademarks, service marks and/or trade names of the other except: (i) as the parties may agree in writing, or (ii) to the extent permitted by applicable law.

22.2.	Marking, Quality Control & Maintenance.

22.2.1.

Each party shall use the other’s mark consistent with the terms set forth in Sections 3(a) and 3(b) above. Moreover, each party shall affix the proper trademark symbols when referencing the other’s marks. As such, each party shall use such trademark notice in connection with the other’s mark as may be prescribed by the other party from time-to-time. By way of example, both EDIETS and EDIETS.COM are registered trademarks; therefore, EDI requests that Licensor affix the ® symbol to prominent uses of EDIETS and EDIETS.COM.

22.2.2.	Each party shall only affix the other’s mark to high quality promotional materials, at least equal to comparable promotional materials previously developed and marketed by that affixing party (i.e., licensee). If the quality of the promotional materials falls below such quality, the licensee shall use best efforts to restore such quality. In the event that the licensee has not taken appropriate steps to restore such quality within ten (10) days after notification by the mark owner (i.e., licensor), the licensor shall have the right to require that the licensee cease using licensor’s mark.

22.2.3.	Purfoods recognizes the value of the goodwill associated with the EDI Marks and acknowledges that the EDI Marks and all rights therein, including the goodwill pertaining thereto, belong exclusively to EDI. EDI recognizes the value of the goodwill associated with the Purfoods Marks and acknowledges that the Purfoods Marks and all rights therein, including the goodwill pertaining thereto, belong exclusively to Purfoods and that the Purfoods Marks have acquired secondary meaning in the minds of the purchasing public.

23.	Non-Competition.

23.1.	During the Term of this Agreement, subject to the terms of Section 12, EDI will not directly or indirectly compete with Purfoods in the business of manufacturing and distributing meals and snacks with extended shelf life whose components are fresh, frozen or frozen and thawed prior to shipment. Nothing in this Section 23 will prevent EDI from arranging for the creation, supply, distribution or fulfillment of meals, snacks, menu items and/or meal Items for the Program from vendors or suppliers other than Purfoods under the terms set forth in this Agreement.

23.2.	During the Term of this Agreement, Purfoods will not compete with EDI by directly or indirectly providing prepared meal items to or for any “EDI B2B Customer.” An “EDI B2B Customer” is any EDI corporate or celebrity customer with which EDI has entered a contractual relationship to provide the Program to be marketed and/or distributed to end users primarily by such corporate or celebrity partner. For illustrative purposes only, “EDI B2B Customers” currently include but are not limited to Davita, Glaxo Smith Kline, Waterfront Media and Jillian Michaels.

23.3.	During the Term of this Agreement, Purfoods will not compete with EDI by directly or indirectly providing prepared meal items to or for Nutrisystem Inc. so long as EDI maintains the following minimum average volumes of Items produced by Purfoods for EDI during the periods set forth below:

•	6,500 Orders per week average during any quarter of 2009.

•	11,500 Orders per week average during any quarter of 2010.

•	16,500 Orders per week average during any quarter thereafter.

24.	Independent Contractor Relationship. In accordance with the mutual intentions of the parties, this Agreement establishes between them an independent contractor relationship, and all of the terms and conditions of this Agreement shall be interpreted in light of that relationship. This Agreement does not create any employer-employee, agency, partnership or joint venture relationship. As an independent contractor, Purfoods’ fees and expenses shall be limited to those expressly stated in this Agreement (including any exhibits hereto). Neither party will have the right to bind the other party to any other agreements or commitments.

25.	Governing Law. The parties agree that this Agreement will be governed by and construed in accordance with the laws of the state of Iowa without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of a neutral state to the rights and duties of the parties. Any dispute arising hereunder shall be adjudicated exclusively in the Federal and State Courts located in Des Moines, Iowa, as to which courts the parties waive any claim of inconvenient forum.

26.	Notices. All notices, requests, demands and other communications that are required or may be given under this Agreement shall be in writing and shall be sent to the following addresses, unless such addresses are changed by written notification to the other party:

If to EDI:	If to Purfoods:
eDiets.com, Inc.	Purfoods, L.L.C.
1000 Corporate Drive, Suite 600	718 SE Shurfine Dr.
Fort Lauderdale, FL 33334	Ankeny, Iowa 50021
Attn: CEO, General Counsel	Attn: Rick Anderson, Mike Anderson
(f) (954) 938-4080	Ph 515-963-0641

27.	Amendment. No amendment or modification relating in any manner to this Agreement shall be effective unless executed in writing and signed by both parties.

28.	Entire Agreement. This Agreement shall constitute the entire agreement between the parties as it relates to the subject matter contained herein and supersedes any prior agreement or understanding between the parties relating hereto.

29.	Severability. If any provision of this Agreement is deemed invalid or unenforceable by a court of competent jurisdiction, such invalidity or unenforceability shall not affect or limit the validity or enforceability of any other provision hereof.

30.	No Publicity. Each party agrees not to use any name, trademark, service mark or logo of the other party in any publicity, advertising or information that is disseminated to the general public without the prior written approval of such other party.

31.	Execution and Authority. Each party represents that: (a) it has the full right, power and authority to execute and deliver this Agreement and to perform its terms; (b) the execution and delivery of this Agreement will not violate or conflict with any charter provision or bylaw of the party or any of its subsidiaries or affiliates; (c) the party has taken all required corporate, company or other actions to approve this Agreement; (d) this Agreement is enforceable against the party according to its terms, subject to bankruptcy, insolvency, and other laws relating to or affecting creditors’ rights and to general equity principles; and (e) the person executing this Agreement on the party’s behalf is duly authorized and empowered to do so.

32.	Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

33.	Force Majeure. Any delay in or failure of performance by either party under this Agreement will not be considered a breach of this Agreement and will be excused to the extent caused by any occurrence beyond the reasonable control of such party including, but not limited to, acts of God, power outages and governmental or regulatory restrictions. Purfoods, however, will notify EDI immediately of problems that may lead to late or non-delivery of Meals.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

eDiets.com, Inc., a Delaware corporation

By:	/s/ Steve Rattner	Date:	7/31/08
Its:	Chief Executive Officer

Purfoods, LLC an Iowa limited Liability Company

By:	/s/ Rick Anderson	Date:	8/5/08
Its:	President

Exhibit A

THIRD AMENDED AND RESTATED PRODUCT AND SERVICES SUPPLY AGREEMENT

Dated July 22, 2008

Food Item Charges

1.	Food items charges for 2008 shall be based on the following schedule. This schedule may be updated by (i) mutual agreement as food items are added to or deleted from the current program or (ii) upon forty five (45) days written notice to EDI pursuant to the provisions of paragraph 3 below.

2.	Item charges will be determined from the units of each Item in each Production Order based on the corresponding column in table below.

6/16/2008

EDI *** Program Item Pricing

Item #	Description	volume of Item	Price per volume of Item	Price per volume of Item	Price per volume of Item	Price per volume of Item
	WEEK 1	Ordered 0 TO 500	Ordered 501 TO 1000	Ordered 1001 TO 4000	Ordered 4001 TO 5000	Ordered 5001 And Up
BREAKFAST
3622	Vanilla Yogurt Parfait with Roasted Peanuts & Dried Cranberries	***	***	***	***	***
4158	Potato Breakfast Skillet with Dill Seasoned Scrambled Eggs	***	***	***	***	***
3652	Whole Wheat Bagel Half and Light Cream Cheese	***	***	***	***	***
2130	SWEET POTATO HASH WITH TURKEY HAM	***	***	***	***	***
2714	Blueberry Muffin	***	***	***	***	***
2770	Whole Wheat English Muffin and Peanut Butter	***	***	***	***	***
4156	Denver Style Potato Skillet with Turkey Ham	***	***	***	***	***
2733	Hearty Oatmeal with Almonds, Apples and Cinnamon	***	***	***	***	***
2710	Cranberry Orange Muffin	***	***	***	***	***
3623	Oatmeal with Almonds	***	***	***	***	***
3667	Vanilla Yogurt and Almonds	***	***	***	***	***
LUNCH
4266	Oven-Roasted Turkey Breast with Cranberry Wild Rice Salad	***	***	***	***	***
4268	Roasted Pork Loin with Vegetable Ratatouille and Brown Rice	***	***	***	***	***
1031	Hearty Chicken and Lentil Soup Garnished with Swiss Cheese and Served with Whole Wheat Crackers	***	***	***	***	***
9120	Baked Boneless Chicken and Cheesy Potato casserole	***	***	***	***	***
9701	White Chicken with Cheesy Vegetable Rice and Steamed Carrots	***	***	***	***	***

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2869	Smokin Chili with Beef and Beans	***	***	***	***	***
2857	Hoisin Glazed Chicken w/Shredded Vegetable Salad, Asian Dressing and Crunchy Noodles	***	***	***	***	***
2566	Tuna Casserole (NO CRACKERS)	***	***	***	***	***
1911	Chicken and Noodles with Soda Crackers	***	***	***	***	***
2899	Beef Steak with Mushrooms, Broccoli and Brown Rice	***	***	***	***	***
1028	Chicken Breast Vesuvio with Malibu Blend Vegetables	***	***	***	***	***
9178	PORK ROAST WITH MASHED POTATOES, MUSHROOM GRAVY, RIVIERA BLEND VEGETABLES	***	***	***	***	***
DINNER
4374	Chicken Over Whole Wheat Spaghetti with a Roasted Garlic and Tomato Sauce	***	***	***	***	***
4274	Turkey Bolognese Pasta Served with a Side of Sweet Corn	***	***	***	***	***
4399	Grilled Rosemary Chicken Served with Seasoned Couscous, Roasted Potatoes and Vegetables	***	***	***	***	***
1851	Oven-Roasted Turkey Breast with Gravy, Green Bean Casserole and Wild Rice Salad	***	***	***	***	***
1863	Roasted Pork Tenderloin with Barley Pilaf and Roasted Mixed Vegetables	***	***	***	***	***
1879	Curry Seasoned Beef and Vegetables with Brown Rice and Baby Carrots	***	***	***	***	***
2268	Chicken Flatbread Pizza	***	***	***	***	***
	Week 1 - Daily Total	***	***	***	***	***

WEEK 2
BREAKFAST
4152	English Muffin Breakfast Sandwich with Egg and Swiss Cheese	***	***	***	***	***
3619	Vanilla Yogurt Parfait with Raisins, Sunflower Seeds, & Walnuts	***	***	***	***	***
4160	Scrambled Dill Eggs and a Hash Brown Stick	***	***	***	***	***
2712	Banana Muffin	***	***	***	***	***
2788	Vegetable and Potato Skillet with Mozzarella Cheese and Egg Substitute	***	***	***	***	***
2713	Pumpkin Muffin	***	***	***	***	***
3616	Whole Wheat Bagel Half with Sugar Free Jelly Spread and an Almond Snack	***	***	***	***	***
4159	Southwestern Hash with Scrambled Egg Substitute and Turkey Bacon	***	***	***	***	***
3635	Honey Nut Cheerios with Almonds	***	***	***	***	***
2770	Whole Wheat English Muffin and Peanut Butter	***	***	***	***	***
3667	Vanilla Yogurt and Almonds	***	***	***	***	***
LUNCH
1913	Turkey and Black Bean Chili with Crackers	***	***	***	***	***
1881	Blackened Chicken Served with Seasoned Spicy Brown Rice	***	***	***	***	***
1034	Beef and Noodle Casserole Served with Soda Crackers	***	***	***	***	***
4351	Bourbon Pork with Butternut Squash Mashed Potatoes	***	***	***	***	***
2864	Creamy Potato Soup with Ham and Wheat Roll	***	***	***	***	***

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2209	GRILLED CHICKEN BLT CLUB SALAD	***	***	***	***	***
2267	Canadian Bacon Flatbread Pizza	***	***	***	***	***
4258	Turkey Club Wrap	***	***	***	***	***
4368	Tuna Nicoise Salad with Vinaigrette Dressing	***	***	***	***	***
4331	Herb Pork Loin and Baked Sweet Potatoes with Baby Carrots	***	***	***	***	***
4262	Baked Chicken Breast with Cheesy Vegetable Rice and Capri Blend Vegetables	***	***	***	***	***
DINNER
4333	Bourbon Pork Tenderloin Served with Cheesy Vegetable Rice and Sautéed Julienne Carrots	***	***	***	***	***
4346	Hoisin Glazed Chicken with Seasoned Couscous, Roasted Potatoes and Vegetables	***	***	***	***	***
4282	Whole Wheat Spaghetti Topped with Marinara, Turkey Meatballs and Served with a Side of Broccoli	***	***	***	***	***
1171	Oven Roasted Turkey with Savory Sweet Potatoes and Mixed Garden Vegetables	***	***	***	***	***
1868	Jamaican Jerk Pork Tenderloin with Quinoa Pilaf, Black Beans and Vegetables	***	***	***	***	***
4340	Seasoned and Roasted Cod with Summer Squash and Spanish Rice	***	***	***	***	***
4343	Lemon Rosemary Chicken with Baked Sweet Potatoes and Spicy Roasted Vegetables	***	***	***	***	***
4396	Blackened Chicken with New Potatoes, Moroccan Spiced Carrots and Shallots	***	***	***	***	***
9702	Meat Lasagna & Malibu Blend Vegetables	***	***	***	***	***
	Week 2 - Daily Total	***	***	***	***	***

WEEK 3
BREAKFAST
2711	Apple Cinnamon Muffin	***	***	***	***	***
2787	Cinnamon Glazed French Toast with Turkey Sausage	***	***	***	***	***
2709	Strawberry Orange Muffin	***	***	***	***	***
3666	English Muffin Half with Sugar Free Jelly and an Almond Snack	***	***	***	***	***
3652	Whole Wheat Bagel Half and Light Cream Cheese	***	***	***	***	***
4156	Denver Style Potato Skillet with Turkey Ham	***	***	***	***	***
2733	Hearty Oatmeal with Almonds, Apples and Cinnamon	***	***	***	***	***
3635	Honey Nut Cheerios with Almonds	***	***	***	***	***
4152	English Muffin Breakfast Sandwich with Egg and Swiss Cheese	***	***	***	***	***
3623	Oatmeal with Almonds	***	***	***	***	***
LUNCH
4260	Rosemary Pork with Brown Rice	***	***	***	***	***
4330	Oven Roasted Chicken and Black Bean Salad	***	***	***	***	***
2202	Grilled Chicken Breast Wrap with Grilled Vegetables and Honey Dijon Mustard	***	***	***	***	***
9707	Goulash and Mixed Vegetables	***	***	***	***	***
2854	Hearty Lentil soup and Wheat crackers	***	***	***	***	***

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2872	Penne Pasta and Cheese with Carrots	***	***	***	***	***
2855	Turkey Chili with Black Beans	***	***	***	***	***
9467	Pot Roast with Gravy, Red Potatoes and Broccoli	***	***	***	***	***
9468	Meatloaf with Baby Baked Potatoes and Green Beans	***	***	***	***	***
2802	Beef Shiitake Salad with White Rice	***	***	***	***	***
9472	Pork Roast with Mashed Potatoes, Gravy and Capri Vegetables	***	***	***	***	***
DINNER
2800	Herb Rubbed Beef Steak with Quinoa Pilaf and Sauteed Carrots	***	***	***	***	***
9108	MEATLOAF, MASHED POTATOES AND GRAVY, RIVIERA BLEND VEGETABLES	***	***	***	***	***
1867	Honey and Pineapple Glazed Jerk Pork Loin, Black Beans, Vegetables and Roasted Potatoes	***	***	***	***	***
1883	Blackened Chicken with Green Peas, Roasted Potatoes and Vegetables	***	***	***	***	***
4393	Chili Rubbed Beef Steak with Spanish Rice, Hot Peppers & Garlic	***	***	***	***	***
4283	Turkey Meatballs and Spaghetti Squash w/Marinara Sauce and Normandy Blend Vegetables	***	***	***	***	***
2935	Chicken strips with Fettuccini, Marinara, and Parmesan Cheese	***	***	***	***	***
9702	Meat Lasagna & Malibu Blend Vegetables	***	***	***	***	***
2875	BBQ Chicken breast with roasted red potatoes and sweet corn	***	***	***	***	***
2883	Kung Pao Chicken with brown Rice Salad	***	***	***	***	***
	Week 3 - Daily Total	***	***	***	***	***

WEEK 4
BREAKFAST
2715	Apple Raspberry Muffin	***	***	***	***	***
2130	SWEET POTATO HASH WITH TURKEY HAM	***	***	***	***	***
3622	Vanilla Yogurt Parfait with Roasted Peanuts & Dried Cranberries	***	***	***	***	***
2714	Blueberry Muffin	***	***	***	***	***
4158	Potato Breakfast Skillet with Dill Seasoned Scrambled Eggs	***	***	***	***	***
2713	Pumpkin Muffin	***	***	***	***	***
3652	Whole Wheat Bagel Half and Light Cream Cheese	***	***	***	***	***
2788	Vegetable and Potato Skillet with Mozzarella Cheese and Egg Substitute	***	***	***	***	***
3667	Vanilla Yogurt and Almonds	***	***	***	***	***
2770	Whole Wheat English Muffin and Peanut Butter	***	***	***	***	***
2733	Hearty Oatmeal with Almonds, Apples and Cinnamon	***	***	***	***	***
LUNCH
1009	Pork Ragout and Steamed Carrots with a Side of Wheat Bread	***	***	***	***	***
1012	White Chicken Cacciatore Served Mediterranean Style Brown Rice	***	***	***	***	***
1157	South of the Border Fajita Seasoned Chicken with Pinto Beans and a Corn Tortilla	***	***	***	***	***
1036	Hearty Texas Style Beef and Bean Chili with a Wheat Roll	***	***	***	***	***

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4259	Pork Marsala with White Rice and Mixed Vegetables	***	***	***	***	***
4265	Mexican Style Chicken on a Black Bean Salad	***	***	***	***	***
2553	Vegetarian Lentil Soup with Wheat Roll	***	***	***	***	***
2864	Creamy Potato Soup with Ham and Wheat Roll	***	***	***	***	***
4351	Bourbon Pork with Butternut Squash Mashed Potatoes	***	***	***	***	***
2267	Canadian Bacon Flatbread Pizza	***	***	***	***	***
2857	Hoisin Glazed Chicken w/Shredded Vegetable Salad, Asian Dressing and Crunchy Noodles	***	***	***	***	***
DINNER
4344	Orange Chipotle Chicken with Spanish Rice and Roasted Rosemary Vegetables	***	***	***	***	***
4275	Coconut Curry Chicken with Brown Rice and Spicy Vegetables	***	***	***	***	***
4277	Lemon Herb Chicken with Wild Rice and Broccoli	***	***	***	***	***
2322	Beef Pot Roast with New Potatoes and Corn	***	***	***	***	***
1853	Turkey Meatloaf Served with Herb Potatoes and Broccoli	***	***	***	***	***
1848	Chicken and Whole Wheat Spaghetti Topped with Marinara Sauce, and Served with Asparagus	***	***	***	***	***
4279	Pork Ragout with Spicy Roasted Vegetables and a Baked Sweet Potato	***	***	***	***	***
2395	Grilled Pork Loin with Barley Pilaf and Green Beans	***	***	***	***	***
4394	Barbecued Chicken with Candied Sweet Potatoes and Sicilian Blend Vegetables	***	***	***	***	***
2268	Chicken Flatbread Pizza	***	***	***	***	***
	Week 4 - Daily Total	***	***	***	***	***

WEEK 5
BREAKFAST
2712	Banana Muffin	***	***	***	***	***
2711	Apple Cinnamon Muffin	***	***	***	***	***
4160	Scrambled Dill Eggs and a Hash Brown Stick	***	***	***	***	***
3623	Oatmeal with Almonds	***	***	***	***	***
3619	Vanilla Yogurt Parfait with Raisins, Sunflower Seeds, & Walnuts	***	***	***	***	***
3616	Whole Wheat Bagel Half with Sugar Free Jelly Spread and an Almond Snack	***	***	***	***	***
2787	Cinnamon Glazed French Toast with Turkey Sausage	***	***	***	***	***
4159	Southwestern Hash with Scrambled Egg Substitute and Turkey Bacon	***	***	***	***	***
4156	Denver Style Potato Skillet with Turkey Ham	***	***	***	***	***
2709	Strawberry Orange Muffin	***	***	***	***	***
3635	Honey Nut Cheerios with Almonds	***	***	***	***	***
LUNCH
4268	Roasted Pork Loin with Vegetable Ratatouille and Brown Rice	***	***	***	***	***
1031	Hearty Chicken and Lentil Soup Garnished with Swiss Cheese and Served with Whole Wheat Crackers	***	***	***	***	***
4260	Rosemary Pork with Brown Rice	***	***	***	***	***

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2202	Grilled Chicken Breast Wrap with Grilled Vegetables and Honey Dijon Mustard	***	***	***	***	***
9707	Goulash and Mixed Vegetables	***	***	***	***	***
1913	Turkey and Black Bean Chili with Crackers	***	***	***	***	***
1881	Blackened Chicken Served with Seasoned Spicy Brown Rice	***	***	***	***	***
2802	Beef Shiitake Salad with White Rice	***	***	***	***	***
1911	Chicken and Noodles with Soda Crackers	***	***	***	***	***
4368	Tuna Nicoise Salad with Vinaigrette Dressing	***	***	***	***	***
2899	Beef Steak with Mushrooms, Broccoli and Brown Rice	***	***	***	***	***
DINNER
4394	Barbecued Chicken with Candied Sweet Potatoes and Sicilian Blend Vegetables	***	***	***	***	***
1879	Curry Seasoned Beef and Vegetables with Brown Rice and Baby Carrots	***	***	***	***	***
4333	Bourbon Pork Tenderloin Served with Cheesy Vegetable Rice and Sautéed Julienne Carrots	***	***	***	***	***
1867	Honey and Pineapple Glazed Jerk Pork Loin, Black Beans, Vegetables and Roasted Potatoes	***	***	***	***	***
1883	Blackened Chicken with Green Peas, Roasted Potatoes and Vegetables	***	***	***	***	***
4277	Lemon Herb Chicken with Wild Rice and Broccoli	***	***	***	***	***
2935	Chicken strips with Fettuccini, Marinara, and Parmesan Cheese	***	***	***	***	***
4340	Seasoned and Roasted Cod with Summer Squash and Spanish Rice	***	***	***	***	***
2800	Herb Rubbed Beef Steak with Quinoa Pilaf and Sauteed Carrots	***	***	***	***	***
4333	Bourbon Pork Tenderloin Served with Cheesy Vegetable Rice and Sautéed Julienne Carrots	***	***	***	***	***
	Week 5 - Daily Total	***	***	***	***	***
	Daily Total Average - All Five Weeks	***	***	***	***	***
	Daily Total Average - Best Four Weeks	***	***	***	***	***

New Meals Added 1-16-08

1039	Chicken & Noodles	***	***	***	***	***
1040	Hearty Lentil Soup with Chicken and Swiss Cheese	***	***	***	***	***
1041	Roasted Garlic Tomato Soup	***	***	***	***	***
1042	Turkey Chili with Black Beans	***	***	***	***	***
1043	Potato & Ham Soup with Cheddar Cheese	***	***	***	***	***
1044	Chili with Beef & Beans and Crackers	***	***	***	***	***
1045	Three Bean Hearty Stew with Cheddar Cheese	***	***	***	***	***
1046	Three Bean Vegetarian Chili with Monterey Jack Cheese	***	***	***	***	***
1048	Chicken Florentine Lasagna and Sweet Corn	***	***	***	***	***
1047	VEGETARIAN FIESTA LASAGNA Capri Vegetables	***	***	***	***	***

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.	Item prices in the table above will be adjusted each June 30 and December 31 (“Adjustment Date”) with forty-five (45) days written notice to EDI (“Notice Date”) as follows:

a.	Unit Item prices above are comprised of Ingredient Cost and Other Costs.

b.	Ingredient Cost. On each Notice Date, a Reference Ingredient Price List (“RIPL”), in the form shown in Exhibit D, will be generated providing reference prices for all ingredients used by Purfoods on an FOB-Purfoods basis and with data exhibiting any increased ingredient costs as a result of adding new SKU’s to the Program. Ingredient Costs will be determined by multiplying ingredient usage for each Item by the relevant reference prices from the RIPL.

c.	Other Costs. On each Notice Date, the Other Costs component of each Item will be increased or decreased by the change in the Consumer Price Index from the last Adjustment Date and/or as a result of adding new SKU’s to the Program.

d.	On each Adjustment Notice Date the new Item price will be determined by adding the new Ingredient Cost and the new Other Cost.

e.	During the time between the Notice Date and the Adjustment Date Purfoods will provide commercially reasonable assistance to EDI to find and agree to alternative mechanisms to lessen the Ingredient Costs or the Other Costs to the extent that either or both have resulted in higher Unit Item Prices.

4.	All above listed item pricing includes product that will be labeled to allow the item to flow through a client combined program inventory (umbrella Inventory).

a.	Should a client require a custom program specific and item specific label, which will require a separate stand alone inventory separate from the client Umbrella inventory, and then the client shall pay an additional *** per each item plus the cost of the label material.

5.	All above pricing includes the initial two months storage of inventory Items. Any additional inventory storage will be billed at the monthly pallet rate specified in Exhibit B Fulfillment Charges.

6.	The above pricing is based on a limit of 33 SKUs per week, should additional SKUs be added and result in higher production and fulfillment costs, the terms of Paragraph 3 above will apply.

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B

THIRD AMENDED AND RESTATED PRODUCT AND SERVICES SUPPLY AGREEMENT

Dated July     , 2008

Fulfillment Charges

Purfoods Fulfillment Pricing

Order origination Fee:
Includes Printing of 2 sheets of Menu and 1 sheet of pick list -		***	per order
Client provides Paper - may be letterhead
Extra Inserts:
Paper or brochure style:
Provided by client
Charge for placement in weekly cooler		***	per insert
Single Item Picking - Boxes or samples		***	per item
Pallet handling and storage charges:
Receiving, shipping, warehousing of a pallet off dock high truck	off load	***	per pallet
	on load	***	per pallet
Storage of a pallet or equivalent volume ( 40”x40”x40”):
No matter what time of the month product is received a full month storage will be charged. No partial months.
Non-refrigerated		***	Per month per pallet
Refrigerated		***	Per month per pallet
***		***	Per month per pallet
Food Fulfillment:

Includes Brand Label application, food item picking per customized order, stocking and restocking picking stock, managing of finished goods inventory, Shipping cooler packing, cooler shipping labeling, shipping of cooler, picking of a completed snack box, handling of gel packs, determining number of gel packs needed, slacking of product as needed

7 Day Cooler (22 items)		***	per cooler
5 Day cooler (16 Items)		***	per cooler
Misc. Item picking - meal size		***	per item
Snack Box picking charge:
Includes small paste board box sized to fit 7 snacks and 5 snacks - minimum of 1000 boxes picked at a run time

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7 Snacks	***	per box
5 Snacks	***	per box
Exterior Shipping box label:
Provided by Client
Application by Purfoods	***	per label
Shipping Materials:
Includes: Cooler, Outer Box, Inner Box, Thermal Bag, Condensation bag, Gel Packs (as needed), air pillows (as needed), foam insulator sheets (as needed), fruit protectors, all required taping	***	Shipment

Client supplied products:

These products shall be initially limited to Snack, Filled Snack boxes, Sandwiches,

And soup. The “Pallet handling and storage charges” , as outlined above shall apply. All client provided products must conform to the physical specifications, including packaging, labeling, and shelf life as other products being shipped within the cooler. They must have enough durability to travel as well as other products included in the cooler shipment.

General Issues:

1.	Purfoods shall be responsible to make sure that each customer delivery is packaged adequately. Purfoods shall have the right to change the type and style of packaging as it deems necessary. Purfoods will provide EDI with twenty (20) days notice of any substantive packaging changes.

2.	EDI shall be charged the following flat rates for freight for each cooler shipped.

a.	7 day shipment	***	per cooler shipped
b.	5 Day shipment	***	per cooler shipped

3.	In the event alternative cooler formats are developed an appropriate freight charge will be determined.

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit C

THIRD AMENDED AND RESTATED PRODUCT AND SERVICES SUPPLY AGREEMENT

Dated July     , 2008

Shipping, Refunds, and Projections

SHIPPING EXCEPTION PROTOCOL

1.	Special Attention/Sample/VIP Orders

a.	Orders will only be processed through current Purfoods sample ordering system and will follow all designated order cut-off times with no exception. This system will not be used for reshipping mishandled customer orders and Purfoods reserves the right to refuse shipment through this ordering module at any time.

2.	Holiday Shipping Schedules

a.	PF will determine holiday shipping schedule for all clients. Delays to a customer’s delivery are inevitable and should be expected.

b.	Should EDI choose to expedite shipments when possible in order to reach the consumer on traditional delivery day, EDI shall pay for any and all additional handling and shipping charges.

3.	EDI will not be allowed to redirect or intercept packages once a Customer Order has been submitted to Purfoods.

SHIPPING REFUND GENERAL INFO

1.	Purfoods and chosen 3rd party carrier will not be liable for delayed shipment to the consumer due to ‘acts of god’ (for example, weather delays).

2.	Purfoods will not be responsible for refund if a Customer Order contains incorrect information (for example, incorrect address or wrong phone number).

3.	Purfoods will not be liable if a shipment is delayed because a customer is not present for a delivery attempt.

REFUND PROTOCOL

1.	Schedule of Refunds

a.	Purfoods reserves the right to investigate all requested refunds.

b.	A refund request is not considered final until Purfoods confirms that a refund is appropriate.

c.	Refund resolution must occur within 14 days of request with payment due within 30 days of initial request.

d.	Refund Situations and Remedies

i.	Damaged Item/Spoiled Item

1.	Purfoods will pay wholesale food cost of affected item.

ii.	Damaged Cooler – PARTIAL DAMAGE.

1.	Purfoods will pay wholesale cost of affected items.

iii.	Damaged Cooler – TOTAL DAMAGE.

1.	Purfoods will refund wholesale cost of all items in cooler.

2.	Purfoods will refund shipping cost.

iv.	Late Delivery resulting in food spoilage

1.	Purfoods will pay wholesale food cost of affected item.

2.	Purfoods will pay shipping cost

e.	Each refund requested of Purfoods must reference the following in order to be considered for a refund:

i.	Date Entered

ii.	Rep Signifier

iii.	Customer Name

iv.	Customer Address

v.	Customer Number

vi.	Customer Order Number

vii.	Delivery Date

viii.	Tracking Number

ix.	Feedback Report Reason (aligned with those presented by Purfoods)

x.	Item in Question (with item number)

xi.	Amount Requested

CUSTOMER PROJECTIONS

1.	Prior to the beginning of any calendar quarter, EDI shall present Purfoods with a client shipment projection, broken down by program type, by week, forward looking 12 months.

2.	EDI, at the time of submitting a Production Order, will present Purfoods with a client shipment projection, broken down by program type, for the planned shipping week related to such Production Order.

Exhibit D

THIRD AMENDED AND RESTATED PRODUCT AND SERVICES SUPPLY AGREEMENT

Dated

Program Pricing Revision Base Worksheets

1.	Reference Base Ingredient Price List:

EDI *** Program Base Ingredient Price for 5-13-08 and 6-16-08 PF Quote

Ing. Id		EDI 5/13/2008 6/16/2008 Quote Base Ing. *** Program Price per OZ or EA	New Ingredient Pricing for *** Program Price per OZ or EA	Net Ingredient Cost Adjustment + / - %
61	CHICKEN BREAST (RAW) RANDOM	***
432	POTATOES - RED QUARTERS	***
427	WHEAT BREAD	***
802	CHICKEN BREAST - RAW 4 OZ	***
108	GREEN BEANS - FANCY - IQF	***
465	SPAGHETTI-MARINARA SAUCE	***
362	CHICKEN BROTH	***
417	CORN - IQF	***
331	CANNED DICED TOMATOES - NOT DRAINED	***
16	BEEF - POT ROAST-yield 55%	***
850	MEDITERRANEAN VEGETABLE BLEND (SICILIAN)	***
225	TURKEY - GROUND (RAW)	***
15	BEEF - GROUND	***
559	ASPARAGUS - ***	***
443	POTATOES - MASHED	***
311	CALIFORNIA BLEND VEGETABLES (MALIBU)	***
397	WHOLE WHEAT CRACKER (PKT)	***
668	PORK LOIN	***
14	BEEF - DELI ROAST BEEF	***
538	MEATBALLS - 1/2 OZ	***

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

412	NOODLES - AUNT VI’S	***
370	BROWN RICE - UNCOOKED	***
487	EGG LIQUID - ESL	***
2244	SPANISH RICE	***
446	PEAS - IQF	***
490	CHICKEN - DICED (COOKED AND ***)	***
331	TOMATOES - CANNED DICED	***
21	BEEF BROTH	***
167	PEPPER - GREEN	***
498	POTATO - DICED - REF	***
462	TOMATO SAUCE	***
145	OIL - OLIVE	***
168	PEPPER - RED	***
392	BLACK BEANS - DRAINED	***
664	POTATOES - SLICED	***
1119	CARROTEENIES	***
58	GARBANZO BEANS - DRAINED	***
884	BEEF STEW MEAT	***
745	SLICED SMOKED HAM	***
328	LOWFAT CHEDDAR	***
2247	CHICKEN STRIPS	***
95	EGGS - HARDBOILED	***
137	MUSHROOMS - SLICED	***
133	MILK	***
335	KIDNEY BEANS - DRAINED	***
218	TOMATO	***
667	TURKEY - BREAST SLICED	***
5004	Black Beans organic	***
29	BROCCOLI FLOWERETTES (RAW)	***
2500	Container-P-2	***
2503	Container 5001	***
2507	Container RD-8	***

2.	Base Ingredient and Other costs:

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Item #	Description	Item Ingredient cost	Price per volume of Item	Price per volume of Item	volume of Item	Price per volume of Item	volume of Item	Price per volume of Item	volume of Item	Price per volume of Item	volume of Item	Price per volume of Item
	WEEK 1		Ordered 0 TO 500 Other Total	Ordered 0 TO 500 Item Total	Ordered 501 TO 999 Other Total	Ordered 501 TO 1000 Item Total	Ordered 1000 TO 3999 Other Total	Ordered 1001 TO 4000 Item Total	Ordered 4000 TO 4999 Other Total	Ordered 4001 TO 5000 Item Total	Ordered 5000 And Up Other Total	Ordered 5001 And Up Item Total
BREAKFAST
3622	Vanilla Yogurt Parfait with Roasted Peanuts & Dried Cranberries	***	***	***	***	***	***	***	***	***	***	***
4158	Potato Breakfast Skillet with Dill Seasoned Scrambled Eggs	***	***	***	***	***	***	***	***	***	***	***
3652	Whole Wheat Bagel Half and Light Cream Cheese	***	***	***	***	***	***	***	***	***	***	***
2130	SWEET POTATO HASH WITH TURKEY HAM
2714	Blueberry Muffin	***	***	***	***	***	***	***	***	***	***	***
2770	Whole Wheat English Muffin and Peanut Butter	***	***	***	***	***	***	***	***	***	***	***
4156	Denver Style Potato Skillet with Turkey Ham	***	***	***	***	***	***	***	***	***	***	***
2733	Hearty Oatmeal with Almonds, Apples and Cinnamon	***	***	***	***	***	***	***	***	***	***	***
2710	Cranberry Orange Muffin	***	***	***	***	***	***	***	***	***	***	***
3623	Oatmeal with Almonds	***	***	***	***	***	***	***	***	***	***	***
3667	Vanilla Yogurt and Almonds	***	***	***	***	***	***	***	***	***	***	***
LUNCH
4266	Oven-Roasted Turkey Breast with Cranberry Wild Rice Salad	***	***	***	***	***	***	***	***	***	***	***
4268	Roasted Pork Loin with Vegetable Ratatouille and Brown Rice	***	***	***	***	***	***	***	***	***	***	***
	Hearty Chicken and Lentil Soup Garnished with Swiss Cheese and Served with	***	***	***	***	***	***	***	***	***	***	***
1031	Whole Wheat Crackers	***	***	***	***	***	***	***	***	***	***	***
9120	Baked Boneless Chicken and Cheesy Potato casserole	***	***	***	***	***	***	***	***	***	***	***
9701	White Chicken with Cheesy Vegetable Rice and Steamed Carrots	***	***	***	***	***	***	***	***	***	***	***
2869	Smokin Chili with Beef and Beans	***	***	***	***	***	***	***	***	***	***	***
2857	Hoisin Glazed Chicken w/Shredded Vegetable Salad, Asian Dressing and Crunchy Noodles	***	***	***	***	***	***	***	***	***	***	***
2566	Tuna Casserole (NO CRACKERS)	***	***	***	***	***	***	***	***	***	***	***
1911	Chicken and Noodles with Soda Crackers	***	***	***	***	***	***	***	***	***	***	***
2899	Beef Steak with Mushrooms, Broccoli and Brown Rice	***	***	***	***	***	***	***	***	***	***	***
1028	Chicken Breast Vesuvio with Malibu Blend Vegetables	***	***	***	***	***	***	***	***	***	***	***
9178	PORK ROAST WITH MASHED POTATOES, MUSHROOM GRAVY, RIVIERA BLEND VEGETABLES	***	***	***	***	***	***	***	***	***	***	***
DINNER
4374	Chicken Over Whole Wheat Spaghetti with a Roasted Garlic and Tomato Sauce	***	***	***	***	***	***	***	***	***	***	***
4274	Turkey Bolognese Pasta Served with a Side of Sweet Corn	***	***	***	***	***	***	***	***	***	***	***
4399	Grilled Rosemary Chicken Served with Seasoned Couscous, Roasted Potatoes and Vegetables	***	***	***	***	***	***	***	***	***	***	***
1851	Oven-Roasted Turkey Breast with Gravy, Green Bean Casserole and Wild Rice Salad	***	***	***	***	***	***	***	***	***	***	***
1863	Roasted Pork Tenderloin with Barley Pilaf and Roasted Mixed Vegetables	***	***	***	***	***	***	***	***	***	***	***
1879	Curry Seasoned Beef and Vegetables with Brown Rice and Baby Carrots	***	***	***	***	***	***	***	***	***	***	***
2268	Chicken Flatbread Pizza	***	***	***	***	***	***	***	***	***	***	***
	Week 1 - Daily Total			***		***		***		***		***

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

WEEK 2
BREAKFAST
4152	English Muffin Breakfast Sandwich with Egg and Swiss Cheese	***	***	***	***	***	***	***	***	***	***	***
3619	Vanilla Yogurt Parfait with Raisins, Sunflower Seeds, & Walnuts	***	***	***	***	***	***	***	***	***	***	***
4160	Scrambled Dill Eggs and a Hash Brown Stick	***	***	***	***	***	***	***	***	***	***	***
2712	Banana Muffin	***	***	***	***	***	***	***	***	***	***	***
2788	Vegetable and Potato Skillet with Mozzarella Cheese and Egg Substitute	***	***	***	***	***	***	***	***	***	***	***
2713	Pumpkin Muffin	***	***	***	***	***	***	***	***	***	***	***
3616	Whole Wheat Bagel Half with Sugar Free Jelly Spread and an Almond Snack	***	***	***	***	***	***	***	***	***	***	***
4159	Southwestern Hash with Scrambled Egg Substitute and Turkey Bacon	***	***	***	***	***	***	***	***	***	***	***
3635	Honey Nut Cheerios with Almonds	***	***	***	***	***	***	***	***	***	***	***
2770	Whole Wheat English Muffin and Peanut Butter	***	***	***	***	***	***	***	***	***	***	***
3667	Vanilla Yogurt and Almonds	***	***	***	***	***	***	***	***	***	***	***
LUNCH
1913	Turkey and Black Bean Chili with Crackers	***	***	***	***	***	***	***	***	***	***	***
1881	Blackened Chicken Served with Seasoned Spicy Brown Rice	***	***	***	***	***	***	***	***	***	***	***
1034	Beef and Noodle Casserole Served with Soda Crackers	***	***	***	***	***	***	***	***	***	***	***
4351	Bourbon Pork with Butternut Squash Mashed Potatoes	***	***	***	***	***	***	***	***	***	***	***
2864	Creamy Potato Soup with Ham and Wheat Roll	***	***	***	***	***	***	***	***	***	***	***
2209	GRILLED CHICKEN BLT CLUB SALAD	***	***	***	***	***	***	***	***	***	***	***
2267	Canadian Bacon Flatbread Pizza	***	***	***	***	***	***	***	***	***	***	***
4258	Turkey Club Wrap	***	***	***	***	***	***	***	***	***	***	***
4368	Tuna Nicoise Salad with Vinaigrette Dressing	***	***	***	***	***	***	***	***	***	***	***
4331	Herb Pork Loin and Baked Sweet Potatoes with Baby Carrots	***	***	***	***	***	***	***	***	***	***	***
4262	Baked Chicken Breast with Cheesy Vegetable Rice and Capri Blend Vegetables	***	***	***	***	***	***	***	***	***	***	***
DINNER
4333	Bourbon Pork Tenderloin Served with Cheesy Vegetable Rice and Sautéed Julienne Carrots	***	***	***	***	***	***	***	***	***	***	***
4346	Hoisin Glazed Chicken with Seasoned Couscous, Roasted Potatoes and Vegetables	***	***	***	***	***	***	***	***	***	***	***
4282	Whole Wheat Spaghetti Topped with Marinara, Turkey Meatballs and Served with a Side of Broccoli	***	***	***	***	***	***	***	***	***	***	***
1171	Oven Roasted Turkey with Savory Sweet Potatoes and Mixed Garden Vegetables	***	***	***	***	***	***	***	***	***	***	***
1868	Jamaican Jerk Pork Tenderloin with Quinoa Pilaf, Black Beans and Vegetables	***	***	***	***	***	***	***	***	***	***	***
4340	Seasoned and Roasted Cod with Summer Squash and Spanish Rice	***	***	***	***	***	***	***	***	***	***	***
4343	Lemon Rosemary Chicken with Baked Sweet Potatoes and Spicy Roasted Vegetables	***	***	***	***	***	***	***	***	***	***	***
4396	Blackened Chicken with New Potatoes, Moroccan Spiced Carrots and Shallots	***	***	***	***	***	***	***	***	***	***	***
9702	Meat Lasagna & Malibu Blend Vegetables	***	***	***	***	***	***	***	***	***	***	***
	Week 2 - Daily Total			***		***		***		***		***

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

WEEK 3
BREAKFAST
2711	Apple Cinnamon Muffin	***	***	***	***	***	***	***	***	***	***	***
2787	Cinnamon Glazed French Toast with Turkey Sausage	***	***	***	***	***	***	***	***	***	***	***
2709	Strawberry Orange Muffin	***	***	***	***	***	***	***	***	***	***	***
3666	English Muffin Half with Sugar Free Jelly and an Almond Snack	***	***	***	***	***	***	***	***	***	***	***
3652	Whole Wheat Bagel Half and Light Cream Cheese	***	***	***	***	***	***	***	***	***	***	***
4156	Denver Style Potato Skillet with Turkey Ham	***	***	***	***	***	***	***	***	***	***	***
2733	Hearty Oatmeal with Almonds, Apples and Cinnamon	***	***	***	***	***	***	***	***	***	***	***
3635	Honey Nut Cheerios with Almonds	***	***	***	***	***	***	***	***	***	***	***
4152	English Muffin Breakfast Sandwich with Egg and Swiss Cheese	***	***	***	***	***	***	***	***	***	***	***
3623	Oatmeal with Almonds	***	***	***	***	***	***	***	***	***	***	***
LUNCH
4260	Rosemary Pork with Brown Rice	***	***	***	***	***	***	***	***	***	***	***
4330	Oven Roasted Chicken and Black Bean Salad	***	***	***	***	***	***	***	***	***	***	***
2202	Grilled Chicken Breast Wrap with Grilled Vegetables and Honey Dijon Mustard	***	***	***	***	***	***	***	***	***	***	***
9707	Goulash and Mixed Vegetables	***	***	***	***	***	***	***	***	***	***	***
2854	Hearty Lentil soup and Wheat crackers	***	***	***	***	***	***	***	***	***	***	***
2872	Penne Pasta and Cheese with Carrots	***	***	***	***	***	***	***	***	***	***	***
2855	Turkey Chili with Black Beans	***	***	***	***	***	***	***	***	***	***	***
9467	Pot Roast with Gravy, Red Potatoes and Broccoli	***	***	***	***	***	***	***	***	***	***	***
9468	Meatloaf with Baby Baked Potatoes and Green Beans	***	***	***	***	***	***	***	***	***	***	***
2802	Beef Shiitake Salad with White Rice	***	***	***	***	***	***	***	***	***	***	***
9472	Pork Roast with Mashed Potatoes, Gravy and Capri Vegetables	***	***	***	***	***	***	***	***	***	***	***
DINNER
2800	Herb Rubbed Beef Steak with Quinoa Pilaf and Sauteed Carrots	***	***	***	***	***	***	***	***	***	***	***
9108	MEATLOAF, MASHED POTATOES AND GRAVY, RIVIERA BLEND VEGETABLES	***	***	***	***	***	***	***	***	***	***	***
1867	Honey and Pineapple Glazed Jerk Pork Loin, Black Beans, Vegetables and Roasted Potatoes	***	***	***	***	***	***	***	***	***	***	***
1883	Blackened Chicken with Green Peas, Roasted Potatoes and Vegetables	***	***	***	***	***	***	***	***	***	***	***
4393	Chili Rubbed Beef Steak with Spanish Rice, Hot Peppers & Garlic	***	***	***	***	***	***	***	***	***	***	***
4283	Turkey Meatballs and Spaghetti Squash w/Marinara Sauce and Normandy Blend Vegetables	***	***	***	***	***	***	***	***	***	***	***
2935	Chicken strips with Fettuccini, Marinara, and Parmesan Cheese	***	***	***	***	***	***	***	***	***	***	***
9702	Meat Lasagna & Malibu Blend Vegetables	***	***	***	***	***	***	***	***	***	***	***
2875	BBQ Chicken breast with roasted red potatoes and sweet corn	***	***	***	***	***	***	***	***	***	***	***
2883	Kung Pao Chicken with brown Rice Salad	***	***	***	***	***	***	***	***	***	***	***
	Week 3 - Daily Total			***		***		***		***		***

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

WEEK 4
BREAKFAST
2715	Apple Raspberry Muffin	***	***	***	***	***	***	***	***	***	***	***
2130	SWEET POTATO HASH WITH TURKEY HAM	***	***	***	***	***	***	***	***	***	***	***
3622	Vanilla Yogurt Parfait with Roasted Peanuts & Dried Cranberries	***	***	***	***	***	***	***	***	***	***	***
2714	Blueberry Muffin	***	***	***	***	***	***	***	***	***	***	***
4158	Potato Breakfast Skillet with Dill Seasoned Scrambled Eggs	***	***	***	***	***	***	***	***	***	***	***
2713	Pumpkin Muffin	***	***	***	***	***	***	***	***	***	***	***
3652	Whole Wheat Bagel Half and Light Cream Cheese	***	***	***	***	***	***	***	***	***	***	***
2788	Vegetable and Potato Skillet with Mozzarella Cheese and Egg Substitute	***	***	***	***	***	***	***	***	***	***	***
3667	Vanilla Yogurt and Almonds	***	***	***	***	***	***	***	***	***	***	***
2770	Whole Wheat English Muffin and Peanut Butter	***	***	***	***	***	***	***	***	***	***	***
2733	Hearty Oatmeal with Almonds, Apples and Cinnamon	***	***	***	***	***	***	***	***	***	***	***
LUNCH
1009	Pork Ragout and Steamed Carrots with a Side of Wheat Bread	***	***	***	***	***	***	***	***	***	***	***
1012	White Chicken Cacciatore Served Mediterranean Style Brown Rice	***	***	***	***	***	***	***	***	***	***	***
1157	South of the Border Fajita Seasoned Chicken with Pinto Beans and a Corn Tortilla	***	***	***	***	***	***	***	***	***	***	***
1036	Hearty Texas Style Beef and Bean Chili with a Wheat Roll	***	***	***	***	***	***	***	***	***	***	***
4259	Pork Marsala with White Rice and Mixed Vegetables	***	***	***	***	***	***	***	***	***	***	***
4265	Mexican Style Chicken on a Black Bean Salad	***	***	***	***	***	***	***	***	***	***	***
2553	Vegetarian Lentil Soup with Wheat Roll	***	***	***	***	***	***	***	***	***	***	***
2864	Creamy Potato Soup with Ham and Wheat Roll	***	***	***	***	***	***	***	***	***	***	***
4351	Bourbon Pork with Butternut Squash Mashed Potatoes	***	***	***	***	***	***	***	***	***	***	***
2267	Canadian Bacon Flatbread Pizza	***	***	***	***	***	***	***	***	***	***	***
2857	Hoisin Glazed Chicken w/Shredded Vegetable Salad, Asian Dressing and Crunchy Noodles	***	***	***	***	***	***	***	***	***	***	***
DINNER
4344	Orange Chipotle Chicken with Spanish Rice and Roasted Rosemary Vegetables	***	***	***	***	***	***	***	***	***	***	***
4275	Coconut Curry Chicken with Brown Rice and Spicy Vegetables	***	***	***	***	***	***	***	***	***	***	***
4277	Lemon Herb Chicken with Wild Rice and Broccoli	***	***	***	***	***	***	***	***	***	***	***
2322	Beef Pot Roast with New Potatoes and Corn	***	***	***	***	***	***	***	***	***	***	***
1853	Turkey Meatloaf Served with Herb Potatoes and Broccoli	***	***	***	***	***	***	***	***	***	***	***
1848	Chicken and Whole Wheat Spaghetti Topped with Marinara Sauce, and Served with Asparagus	***	***	***	***	***	***	***	***	***	***	***
4279	Pork Ragout with Spicy Roasted Vegetables and a Baked Sweet Potato	***	***	***	***	***	***	***	***	***	***	***
2395	Grilled Pork Loin with Barley Pilaf and Green Beans	***	***	***	***	***	***	***	***	***	***	***
4394	Barbecued Chicken with Candied Sweet Potatoes and Sicilian Blend Vegetables	***	***	***	***	***	***	***	***	***	***	***
2268	Chicken Flatbread Pizza	***	***	***	***	***	***	***	***	***	***	***
	Week 4 - Daily Total			***		***		***		***		***

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

WEEK 5
BREAKFAST
2712	Banana Muffin	***	***	***	***	***	***	***	***	***	***	***
2711	Apple Cinnamon Muffin	***	***	***	***	***	***	***	***	***	***	***
4160	Scrambled Dill Eggs and a Hash Brown Stick	***	***	***	***	***	***	***	***	***	***	***
3623	Oatmeal with Almonds	***	***	***	***	***	***	***	***	***	***	***
3619	Vanilla Yogurt Parfait with Raisins, Sunflower Seeds, & Walnuts	***	***	***	***	***	***	***	***	***	***	***
3616	Whole Wheat Bagel Half with Sugar Free Jelly Spread and an Almond Snack	***	***	***	***	***	***	***	***	***	***	***
2787	Cinnamon Glazed French Toast with Turkey Sausage	***	***	***	***	***	***	***	***	***	***	***
4159	Southwestern Hash with Scrambled Egg Substitute and Turkey Bacon	***	***	***	***	***	***	***	***	***	***	***
4156	Denver Style Potato Skillet with Turkey Ham	***	***	***	***	***	***	***	***	***	***	***
2709	Strawberry Orange Muffin	***	***	***	***	***	***	***	***	***	***	***
3635	Honey Nut Cheerios with Almonds	***	***	***	***	***	***	***	***	***	***	***
LUNCH
4268	Roasted Pork Loin with Vegetable Ratatouille and Brown Rice	***	***	***	***	***	***	***	***	***	***	***
1031	Hearty Chicken and Lentil Soup Garnished with Swiss Cheese and Served with Whole Wheat Crackers	***	***	***	***	***	***	***	***	***	***	***
4260	Rosemary Pork with Brown Rice	***	***	***	***	***	***	***	***	***	***	***
2202	Grilled Chicken Breast Wrap with Grilled Vegetables and Honey Dijon Mustard	***	***	***	***	***	***	***	***	***	***	***
9707	Goulash and Mixed Vegetables	***	***	***	***	***	***	***	***	***	***	***
1913	Turkey and Black Bean Chili with Crackers	***	***	***	***	***	***	***	***	***	***	***
1881	Blackened Chicken Served with Seasoned Spicy Brown Rice	***	***	***	***	***	***	***	***	***	***	***
2802	Beef Shiitake Salad with White Rice	***	***	***	***	***	***	***	***	***	***	***
1911	Chicken and Noodles with Soda Crackers	***	***	***	***	***	***	***	***	***	***	***
4368	Tuna Nicoise Salad with Vinaigrette Dressing	***	***	***	***	***	***	***	***	***	***	***
2899	Beef Steak with Mushrooms, Broccoli and Brown Rice	***	***	***	***	***	***	***	***	***	***	***
DINNER
4394	Barbecued Chicken with Candied Sweet Potatoes and Sicilian Blend Vegetables	***	***	***	***	***	***	***	***	***	***	***
1879	Curry Seasoned Beef and Vegetables with Brown Rice and Baby Carrots	***	***	***	***	***	***	***	***	***	***	***
4333	Bourbon Pork Tenderloin Served with Cheesy Vegetable Rice and Sautéed Julienne Carrots	***	***	***	***	***	***	***	***	***	***	***
1867	Honey and Pineapple Glazed Jerk Pork Loin, Black Beans, Vegetables and Roasted Potatoes	***	***	***	***	***	***	***	***	***	***	***
1883	Blackened Chicken with Green Peas, Roasted Potatoes and Vegetables	***	***	***	***	***	***	***	***	***	***	***
4277	Lemon Herb Chicken with Wild Rice and Broccoli	***	***	***	***	***	***	***	***	***	***	***
2935	Chicken strips with Fettuccini, Marinara, and Parmesan Cheese	***	***	***	***	***	***	***	***	***	***	***
4340	Seasoned and Roasted Cod with Summer Squash and Spanish Rice	***	***	***	***	***	***	***	***	***	***	***
2800	Herb Rubbed Beef Steak with Quinoa Pilaf and Sauteed Carrots	***	***	***	***	***	***	***	***	***	***	***
4333	Bourbon Pork Tenderloin Served with Cheesy Vegetable Rice and Sautéed Julienne Carrots	***	***	***	***	***	***	***	***	***	***	***
	Week 5 - Daily Total			***		***		***		***		***
	Daily Total Average - All Five Weeks			***		***		***		***		***
	Daily Total Average - Best Four Weeks			***		***		***		***		***

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

New Meals Added 1-16-08

1039 Chicken & Noodles	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1040 Hearty Lentil Soup with Chicken and Swiss Cheese	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1041 Roasted Garlic Tomato Soup	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1042 Turkey Chili with Black Beans	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1043 Potato & Ham Soup with Cheddar Cheese	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1044 Chili with Beef & Beans and Crackers	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1045 Three Bean Hearty Stew with Cheddar Cheese	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1046 Three Bean Vegetarian Chili with Monterey Jack Cheese	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1048 Chicken Florentine Lasagna and Sweet Corn	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1047 VEGETARIAN FIESTA LASAGNA Capri Vegetables	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.